UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2
EXOZYMES INC.
(Exact name of registrant as specified in its charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXOZYMES INC.
750 Royal Oaks Drive, Suite 106
Monrovia, CA 91016
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 1:00 p.m. Pacific Time on July 25, 2025
Dear Shareholders:
We cordially invite you to attend the 2025 annual meeting of shareholders (the “Annual Meeting”) of eXoZymes Inc., a Nevada Corporation, which will be held on July 25, 2025 at 1:00 p.m. Pacific Time. The Annual Meeting will be held live via the internet, at www.virtualshareholdermeeting.com/EXOZ2025. You will not be able to attend the meeting in person. The meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.	To elect the six nominees to serve as directors until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified;
2.	To consider and vote on a non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year (commonly known as “say-on-pay”);
3.	To consider and vote on a non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers (commonly known as “say-on-frequency”);
4.	To approve the 2025 Performance Equity Plan;
5	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our board of directors has fixed the close of business on June 9, 2025 as the record date for the Annual Meeting. Only shareholders of our common shares of record on June 9, 2025 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.
On or about June 20, 2025, we expect to mail the proxy materials consisting of the Proxy Statement, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and proxy card and other instructions on how to vote your shares via the internet or by telephone. The accompanying Proxy Statement and our annual report on Form 10-K can be accessed directly at the following internet address: www.proxyvote.com. All you have to do is enter the control number located on your notice or proxy card.
We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website.
The proxy statement for the annual meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is available on our investor relations website at https://www.exozymes.com.
We encourage you to review all of the important information contained in the proxy materials before voting. This proxy statement contains information about the 2025 annual meeting of shareholders of eXoZymes Inc. Proxy materials will be first sent to stockholders on or about June 20, 2025.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote promptly via the internet, telephone or mail.
By order of the board of directors,
Michael Heltzen
Chief Executive Officer
June 20, 2025

i

ii

EXOZYMES INC
PROXY STATEMENT
FOR THE
2025 ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 1:00 p.m. Pacific Time on July 25, 2025
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2025 Annual Meeting of shareholders of eXoZymes Inc, a Nevada Corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on July 25, 2025 at 1:00 p.m. Pacific Time. The Annual Meeting will be held live via the internet, at www.virtualshareholdermeeting.com/EXOZ2025. You will not be able to attend the meeting in person. This Proxy Statement and our annual report are first being mailed or available to shareholders on or about June 20, 2025 to all shareholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
All references to “eXoZymes,” “Company,” “we,” “our,” “us,” or similar terms refer to eXoZymes Inc and our direct, wholly and partially-owned subsidiaries.
What matters am I voting on?
You will be voting on the following proposals:
•	To elect the six nominees to serve as directors until the 2026 Annual Meeting of shareholders or until their successors are duly elected and qualified;
•	To consider and vote on a non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year (commonly known as “say-on-pay”);
•	To consider and vote on a non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers (commonly known as “say-on-frequency”);
•	To consider and vote on the approval of the 2025 Performance Equity Plan; and
•	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
Additionally, shareholders may be asked to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
How does the Board recommend I vote on these proposals?
Our Board recommends a vote:
•	“FOR” the election of all of the nominees for directors.
•	“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.
•	“FOR” the proposal, on an advisory basis, approving the frequency of “THREE YEARS” for holding future advisory votes on executive compensation shareholders vote.
•	“FOR” the proposal to approve the 2025 Performance Equity Plan.
•	“FOR” the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
Who is entitled to vote?
Holders of our shares of common stock, as of the close of business on June 9, 2025, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting.

Registered Shareholders. If on the Record Date, our common shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares and the notice was provided to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered shareholders as “shareholders of record.”
Street Name Shareholders. If on the Record Date, our common shares are held on your behalf in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares and are also invited to attend the Annual Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote your shares on your own behalf at the Annual Meeting unless you follow your broker or nominee’s procedures for obtaining a legal proxy. Your broker or nominee is obligated to provide you with instructions to vote before the Annual Meeting or to obtain a legal proxy if you wish to vote on your own behalf at the Annual Meeting. If your broker or nominee is participating in an online program that allows you to vote over the internet or by telephone, your Notice or other voting instruction form will include that information. If what you receive from your broker or other nominee does not contain internet or telephone voting information, please complete and return the paper form in the self-addressed, postage paid envelope provided by your broker or nominee. Throughout this Proxy Statement, we refer to shareholders who hold their shares through a broker, bank, trustee or other nominee as “street name shareholders.”
A list of shareholders of record entitled to vote shall be available to any shareholder for any purpose relevant to the Annual Meeting for 10 days prior to the Annual Meeting upon request to the Corporate Secretary. To obtain a copy, please send the request to eXoZymes Inc, Attention: Corporate Secretary, 750 Royal Oaks Dr, Suite # 106, Monrovia, CA 91016
What constitutes a quorum for the Annual Meeting?
A quorum is required for shareholders to conduct business at the Annual Meeting. The presence, present by remote communication or represented by proxy, of the holders of a majority, or 4,183,906 shares of common stock is necessary to establish a quorum at this Annual Meeting. As of the close of business on the Record Date, there were an aggregate of 8,367,810 shares of our common stock outstanding. Shares present, virtually or represented by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a shareholder’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum.
How is the vote counted?
Any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or our certificate of incorporation or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposals No. 1, 2, 3, and 4 are “non-routine” items. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 5 is considered to be a “routine” item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.
How many votes do I have?
In deciding all matters at the Annual Meeting, each shareholder will be entitled to one vote for each share of our common stock held by them on the Record Date. Shareholders are not permitted to cumulate votes with respect to the election of directors.

How many votes are needed to approve each proposal?
•
Proposal No. 1: The election of directors requires a plurality vote of the shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” a particular nominee (as a result of an abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHELD” on each of the nominees.

•
Proposal No. 2: Approval of this proposal requires the affirmative vote of holders of a majority of the shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will not be treated as votes cast in favor of or against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 3: Because the vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast by the shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote, the option receiving the greatest number of votes will be considered the frequency recommended by the shareholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 4: Approval of the adoption of the 2025 Performance Equity Plan requires the affirmative vote of a majority of the shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will not be treated as votes cast in favor of or against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 5: The ratification of the appointment of RBSM LLP requires the affirmative vote of a majority of the shares of common stock, present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will not be treated as votes cast in favor of or against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

How do I vote?
If you are a shareholder of record, there are three ways to vote:
•
By Internet: You may submit a proxy over the internet by following the instructions at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on July 24, 2025, the day before the meeting (have your Notice or proxy card in hand when you visit the website);

•
By Toll-Free Telephone: You may submit a proxy by calling 1-800-690-6903 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on July 24, 2025, the day before the meeting (have your Notice or proxy card in hand when you call); or

•	By Mail: You may complete, sign and mail your proxy card (if you received printed proxy materials) which must be received by July 24, 2025, the day before the meeting.
If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank trustee or other nominee in order to instruct your broker or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by returning an instruction card, by telephone or by internet. However, the availability of telephone and internet voting will depend on the voting process of your broker or other nominee. As discussed above, if you are a street name shareholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank, trustee or other nominee.
Can I change my vote after submitting my proxy?
Yes. If you are a shareholder of record, you can change your vote or revoke your proxy any time before date of the Annual Meeting in any one of the following ways:
•	You may enter a new vote by internet or by telephone until 11:59 p.m. Eastern Standard Time on July 24, 2025, the day before the meeting;
•	You may submit another properly completed proxy card by mail with a later date, which must be received by us by 11:59 p.m. Eastern Standard Time on July 24, 2025, the day before the meeting; or

•
You may send written notice that you are revoking your proxy to eXoZymes Inc, Attention: Corporate Secretary, 750 Royal Oaks Dr, Suite # 106, Monrovia, CA 91016, which must be received by July 24, 2025, the day before the meeting.

If you are a street name shareholder, your broker or nominee can provide you with instructions on how to change your vote.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Our Board has designated Michael Heltzen and Fouad Nawaz as proxy holders, each of whom is an officer of the Company. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described under “How does the Board recommend I vote on these proposals?” above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned to a later date, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions before the new date, as described above.
How can I participate in the virtual Annual Meeting?
There is no physical location for the Annual Meeting. Shareholders of record as of the close of business on the Record Date are entitled to participate virtually in the Annual Meeting, including to vote your shares online during the Annual Meeting and to ask questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXOZ2025. To participate and vote in the Annual Meeting, you will need the control number included on your proxy card or voting instruction form.
We are committed to ensuring, to the extent possible, that shareholders will be given the same participation rights that they would be given if they attended an in-person meeting. We will endeavor to answer as many shareholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
The meeting webcast will begin promptly at 1:00 p.m. Pacific Time. Online check-in will begin at 12:45 p.m. Pacific Time, fifteen minutes before the meeting, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number provided on the log-in page of the virtual meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website. Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote after submitting my proxy?” above for more details.
How do I submit questions during the meeting?
Shareholders may submit questions during the Annual Meeting by visiting www.proxyvote.com and using their 16-digit control number to enter the meeting. Questions may be submitted by typing them into the text box provided.
How are proxies solicited for the Annual Meeting and who will bear the cost of this solicitation?
Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common shares on your behalf. In addition, our directors and employees may also solicit proxies by telephone or by personal or other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other nominee vote my shares if I fail to provide timely directions?
Brokerage firms and other nominees, for example banks or agents, holding shares of our common shares in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares of common stock on Proposal No. 5, our sole “routine” matter, but brokers and nominees cannot use their discretion to vote “uninstructed” shares with respect to matters that are considered “non-routine” under the rules of the New York Stock Exchange (“NYSE”), even though we are a Nasdaq-listed company. “Non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, election of directors (even if not contested), executive compensation (including any advisory shareholder vote on executive compensation) and certain corporate governance proposals, even if these proposals are supported by management. Accordingly, your broker or nominee may not vote your shares on Proposals No. 1, 2, 3 and 4, without your instructions, but may vote your shares on Proposal No. 5.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K (“Form 8-K”) that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
What is the deadline for shareholders to propose actions for consideration at next year’s Annual Meeting of shareholders or to nominate individuals to serve as directors?
Shareholder Proposals
Shareholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next Annual Meeting of shareholders by submitting their proposals in writing in a timely manner. For a shareholder proposal to be considered for inclusion in our Proxy Statement for our 2026 Annual Meeting of shareholders, we must receive the written proposal at our principal executive offices not later than May 2, 2026. In addition, shareholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals should be addressed to:
eXoZymes Inc
Attention:
750 Royal Oaks Dr, Suite # 106,
Monrovia, CA 91016
Our bylaws also establishes an advance notice procedure for shareholders who wish to present a proposal before an Annual Meeting of shareholders. Our bylaws provide that the only business that may be conducted at an Annual Meeting of shareholders is business that is (i) specified in our proxy materials with respect to the meeting; (ii) otherwise properly brought before the meeting by or at the direction of our Board; or (iii) properly brought before the meeting by a shareholder of record entitled to vote at the Annual Meeting who has delivered timely written notice, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2026 Annual Meeting of shareholders, we must receive the written notice at our principal executive offices:
•	not earlier than April 2, 2026 and
•	not later than the close of business on May 2, 2026.
In the event that we hold our 2026 Annual Meeting of shareholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a shareholder proposal that is not intended to be included in our Proxy Statement must be received no earlier than the close of business on the 120th day before our 2026 Annual Meeting of shareholders and no later than the close of business on the later of the following two dates:
•	the 90th day prior to our 2026 Annual Meeting of shareholders; or
•	the 10th day following the day on which public announcement of the date of our 2026 Annual Meeting of shareholders is first made.
If a shareholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company.

Nomination of Director Candidates
You may propose director candidates for consideration by our nominating committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to the address set forth above. For additional information regarding shareholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Shareholder Recommendations for Nominations to the Board of Directors.”
In addition, our bylaws permit shareholders to nominate directors for election at an annual meeting of shareholders. To nominate a director, the shareholder must provide the information required by our bylaws and send timely notice in accordance with our amended and restated bylaws, which, in general, require that the notice be received by us within the time periods described above under “—Shareholder Proposals” for shareholder proposals that are intended to be included in a Proxy Statement. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules in connection with our 2026 Annual Meeting of shareholders, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 25 calendar days prior to the meeting date for the 2026 Annual Meeting.
Availability of Operating Agreement
Our certificate of incorporation and bylaws are part of our public filings on the SEC’s website at www.sec.gov. You may also contact our principal executive offices for a copy of the relevant provisions regarding the requirements for making shareholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board, which is currently composed of six members. Three of our current directors are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”).
Board Leadership Structure
We believe that all members of our Board should have a voice in the affairs and the management of the Company. Our Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairperson of the Board, as our Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board believes that our shareholders are best served at this time by having a Chairperson who is an integral part of our Board structure and a critical aspect of effective corporate governance.
Christopher Marlett has served as Chairman of our Board since inception on August 10, 2021, as a result, we currently have a separation of rules of Chief Executive Officer and Chairperson of the Board. Mr. Marlett brings considerable skills and experience, as described below, to the role. As the Chairman of our Board, Mr. Marlett has significant responsibilities, which are set forth in our bylaws, and include, in part:
•	Establishing the agenda for regular meetings of our Board;
•	Coordinating with the committee chairs regarding meeting agendas and information requirements and presiding over meetings of our Board; and
•	Coordinating the activities of the other directors and performing such other duties as our Board may establish or delegate from time to time.
The active involvement of our independent directors, combined with the qualifications and significant responsibilities of our Chairman and other directors, provides balance on our Board and promotes strong, independent oversight of our management and affairs.
Role of the Board of Directors in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee has the responsibility to consider and discuss any major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee monitors compliance with legal and regulatory requirements and is responsible for the oversight of cybersecurity risks
Family Relationships
There are no family relationships between our Board and any of our executive officers.
Director Independence
Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of the independence of each of our director nominees. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that each member of our Board other than Christopher Marlett, Anthony DiGiandomenico, and Edgardo Rayo, qualifies as “independent” as defined under the applicable Nasdaq and SEC rules.
In making these determinations, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this Proxy Statement.
Attendance at Board Meetings and Committees
In the fiscal year ended December 31, 2024 the Board held four meetings. The audit committee met four times in the fiscal year ended December 31, 2024 in connection with the filing of the financial statements of the Company with the SEC. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of our Board on which he served during the periods that he served.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of the Board of Directors to attend our Annual Meeting of shareholders.
Committees of the Board of Directors
Audit Committee
We have established an audit committee. The audit committee is be responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the board of directors in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and chief financial officer (or chief accounting officer, as the case may be) and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter. The audit committee also reviews and approves all transactions with affiliated parties. Our board of directors has adopted a written charter for the audit committee, which is available on our website.
The members of the Audit Committee are Lon Bell, James Bowie and James Lalonde, each of whom satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and Rule5605(c)(2) of the Nasdaq Marketplace Rules. Mr. Bell serves as the chairwoman of the audit committee. Mr. Bell is a “financial expert” as that term is defined in SEC regulations.
Compensation Committee
We have established a compensation committee. The committee’s primary responsibilities include approving corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives, determining and approving executive officer compensation, including base salary and incentive awards, making recommendations to the board of directors regarding compensation plans, and administering our stock plan.
The compensation committee determines and approves all elements of executive officer compensation. It also provides recommendations to the board of directors with respect to non-employee director compensation. The compensation committee may not delegate its authority to any other person, other than to a subcommittee thereof.
The Company compensation policies for executive officers has two fundamental objectives: (i) to provide a competitive total compensation package that enables the Company to attract and retain highly qualified executives with the skills and experience required for the achievement of business goals; and (ii) to align certain compensation elements with the Company’s annual performance goals. With respect to each of the Company’s executive officers, the total compensation that may be awarded, including base salary, discretionary cash bonuses, annual stock incentive awards, stock options, restricted stock units and other equity awards, and other benefits and perquisites will be evaluated by the committee. Under certain circumstances, the committee may also award compensation payable upon termination of the executive officer under an employment agreement or severance agreement (if applicable). The Board recognizes that its overall goal is to award compensation that is reasonable when all elements of potential compensation are considered. The committee believes that cash compensation in the form of base salary and discretionary cash bonuses provides our executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options, restricted stock units and other equity awards aligns the objectives of management with those of our shareholders with respect to long-term performance and success. The Board also has historically focused on the Company’s financial condition when making compensation decisions and approving performance objectives and compensation has been weighted more heavily toward equity-based compensation. The committee will continue to periodically reassess the appropriate weighting of cash and equity compensation in light of the Company’s expenditures in connection with commercial operations and its cash resources and working capital needs.
The members of the Compensation Committee are Lon Bell, James Bowie and James Lalonde, each of whom satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and Rule5605(c)(2) of the Nasdaq Marketplace Rules.
Nominating Committee
We have established a nominating committee. The committee’s primary responsibilities include identifying individuals qualified to serve on the board of directors and its committees, establishing procedures for evaluating the suitability of potential director nominees consistent with the criteria approved by the board of directors, reviewing the suitability for continued service as a director when his or her term expires and at such other times as the committee deems necessary or appropriate, and determining whether or not the director should be re-nominated, and reviewing the membership of the board of directors and its committees and recommending making changes, if any.
In evaluating director nominees, then nominating committee will generally consider the following factors:
•	the appropriate size and composition of our board of directors;
•	whether or not the person is an “independent” director as defined in Rule 5605(a)(2) promulgated by the Nasdaq Stock Market;
•	the needs of the Company with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors;
•	familiarity with national and international business matters and the requirements of the industry in which we operate;
•	experience with accounting rules and practices;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations and listing standards, if applicable.
There are no stated minimum criteria for director nominees, although the committee may consider such factors as it may deem are in the best interests of the Company and its shareholders. The nominating committee also believes it is appropriate for certain key members of our management to participate as members of the board of directors.
The nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service, or if the nominating committee decides not to re-nominate a member for re-election, the committee identifies the desired skills and experience of a prospective director nominee in light of the criteria above, or determines to reduce the size of the board of directors. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future.
The members of the Nominating Committee are Lon Bell, James Bowie and James Lalonde, each of whom satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and Rule5605(c)(2) of the Nasdaq Marketplace Rules.

Communications with the Board of Directors
Interested parties wishing to communicate with our Board or with individual members of our Board may do so by writing to our Board or to the particular members of our Board and mailing the correspondence to us at eXoZymes Inc, Attention: Corporate Secretary, 750 Royal Oaks Drive, Suite 106, Monrovia, CA 91016.. We will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairperson of our Board.
All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary, which office will make sufficient copies of the contents to send to each director who is a member of the Board, group or committee to which the envelope or e-mail is addressed. The Board has instructed the Corporate Secretary to forward shareholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all shareholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. Any such items may be forwarded elsewhere in the eXoZymes group for review and possible response.
Code of Business Conduct and Ethics
Our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. The full text of our code of business conduct and ethics will be posted on the Investor Relations section of our website. The reference to our website address does not include or incorporate by reference the information on our website into this report or any other filed document with the SEC. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of these provisions, on our website or in public filings.
Insider Trading Arrangements and Policies
The Board adopted an insider trading compliance policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. The insider trading policy prohibits the use of material non-public information about the Company when making decisions to purchase, sell, give away or otherwise trade in the Company’s securities or to provide such information to others outside the Company. We have established black-out periods to which covered persons are subject related to the filing of our regular reports with the SEC. The Company may impose additional black-out periods from time to time as other types of material non-public information occur when material non-public events or disclosures are pending. Covered persons are permitted to trade in the Company’s securities only when there is no black-out period in effect and such trade has been pre-cleared by the appointed Company officer, or when a qualified 10b5-1 plan has been established in accordance with federal securities laws. No covered person has adopted or terminated a Rule 10b5-1 trading plan during the last fiscal quarter of the fiscal year to which this report relates.
Clawback Policy
The Board adopted a written policy to recover “excess” compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The compensation includes both cash-based and equity-based incentives. The compensation covered includes incentive awards awarded to any individuals (including former employees) who served as an executive officer during the three most recently completed fiscal years preceding the date on which the preparation of an accounting restatement is required, provided that the executive officers were awarded more incentive awards than they would have received if the financial statements had been prepared correctly. The recovery will include an executive incentive award even if the executive was not involved in preparing the financial statements or did not commit misconduct that led to the restatement. Restatements attributable to an inadvertent error also will subject executive officers to the recovery of previously received incentive awards.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and persons who beneficially own more than 10% of our common shares to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports filed by such persons.

Based solely on our review of the copies of reports furnished to us, we believe that during the fiscal year ended December 31, 2024, all executive officers, directors and greater than 10% beneficial owners of our shares of common stock complied with the reporting requirements of Section 16(a) of the Exchange Act.
Compensation Principles for Members of Board of Directors
We do not intend to pay persons a director fee for serving on the board of directors who are also paid a salary or similar compensation by the Company. To the extent that we have any independent directors, the Board will determine their compensation at the time of their appointment and thereafter.
We do not have any defined compensation plan for our directors. We may adopt one or more forms of compensation arrangements, including cash and stock-based compensation arrangements in the future. Any stock-based compensation plans will be subject to the approval of the holders of the common stock shares as required by the listing rules of Nasdaq and any other applicable laws.
We also will reimburse any persons that are independent members of our board of directors for their reasonable expenses incurred in connection with attending meetings of our board of directors, committee meetings and other activities they undertake on our behalf and on behalf of our subsidiaries and partner companies.
Director Compensation
The following table sets forth the compensation earned by or awarded or paid in 2024 and 2023 to the individuals who served as our independent directors during such period:

Name	Year	Fee	Bonus	Shares	Options Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Mohammad “Mo” Hayat(1)	2024	—	—
Mohammad “Mo” Hayat(1)	2023	—	—
Anthony DiGiandomenico	2024	—	—
Anthony DiGiandomenico	2023	—	—
Christopher A. Marlett	2024	—	—
Christopher A. Marlett	2023	—	—
James J. Lalonde	2024	8,333	—	—	51,939
James J. Lalonde	2023		—
James U. Bowie	2024	—	—	—
James U. Bowie	2023	—	—	—
Lon E. Bell	2024	8,333	—	—	51,939
Lon E. Bell	2023	—	—	—

(1)	Mr. Mo Hayat resigned as a director February 17, 2025.
Limitation of Liability of Directors and Indemnification of Directors and Officers
The Company provides indemnification to each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer or is or was serving at the request of the Company as a director or officer of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans against all expenses, liability, and loss. The board may authorize the advance of expenses in connection with any proceeding where the person is entitled to indemnification. The Company may purchase and maintain insurance to protect itself and any director, officer, employee or other agent against any expense, whether or not the Company would have the power to indemnify the person.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Indemnification Agreements
We enter into indemnification agreements with each of the persons serving on the board of directors and executive officers. The indemnification agreements provide for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The indemnification agreements also provide for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to be entitled to indemnification by us. The indemnification agreement sets forth procedures for making and responding to a request for indemnification or advancement of expenses, as well as dispute resolution procedures that apply to any dispute between us and an indemnitee arising under the indemnification agreements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Our Board is currently composed of six members. In accordance with our certificate of incorporation and bylaws, all of the nominees will be voted upon at the 2025 Annual Meeting for a one-year term. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.
If you are a shareholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of all of the nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, our Board may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.
Nominees
The Board has approved each of the current members of the Board for re-election.

Name	Age	Position
Christopher A. Marlett	60	Chairman of the Board and Director
Anthony DiGiandomenico	58	Director
James U. Bowie	65	Director
James J. Lalonde	64	Director
Lon E. Bell	84	Director
Edgardo Rayo(1)	38	Director

(1)	Edgardo Rayo was appointed to the board as a Director on February 17, 2025
Christopher Marlett. Mr. Marlett has served as a director of the Company since its inception in April 2019. Mr. Marlett has been the chief executive officer and chairman of the board of directors and a director of MDB Capital Holdings, LLC since inception on August 10, 2021.The Company appointed Mr. Marlett as Chairman of the board on February 17, 2025. Mr. Marlett has been since 1997, the Chief Executive Officer and a co-founder of MDB Capital (formerly known as MDB Capital Group, LLC). Over his 36 years of working in the securities industry, he has led multiple financings for venture stage public companies and has dedicated his efforts to optimizing this method to launch promising technology/business platforms. He has been integral in co-founding and developing the commercialization and financing strategy for all the companies MDB has taken public. In addition, he has served as a board member of several of the public companies in the early stages. He has invested significant efforts in developing a human capital development platform in Nicaragua that has led to the creation of the largest call center park in the country employing approximately 3,000 people and several knowledge process outsourcing operations to support MDB’s businesses. He developed the first patent services company in Nicaragua that was sold to Murgitroyd an LSE-listed patent attorney and services platform. He is the co-founder of PatentVest and developed the platform from inception in 2003. He holds a Bachelor of Science degree in Business Administration from the University of Southern California. Mr. Marlett’s leadership and extensive corporate and financial experience position him well to serve as a member of our board of directors.
Anthony DiGiandomenico. Mr. DiGiandomenico has served as a director of the Company since its inception in April 2019. Mr. DiGiandomenico has been the Chief of Transactions and director of MDB Capital Holdings, LLC since inception on August 10, 2021. Mr. DiGiandomenico has also served on the board of directors of ENDRA Life Sciences Inc. (Nasdaq: NDRA), a developer of enhanced ultrasound technology, from July 2013 until present, the board of directors of Provention Bio, Inc., a developer of multiple drug therapies, from January 2017 until May 2020 and the board of directors of Cue Biopharma, Inc., that develops novel biologic drugs for the selective modulation of the human immune system to treat a broad range of cancers and autoimmune disorders from January 2016 to October 2019. Since he co-founded MDB Capital Holdings, LLC (formerly known as MDB Capital Group, LLC) in 1997, Mr. DiGiandomenico has been enabling investment into early-stage disruptive technologies. He has worked alongside a wide range of companies in biotechnology, medical devices, high technology, and renewable energy spaces. Mr. DiGiandomenico holds an MBA from the Haas School of Business at the University of California, Berkeley and a BS in Finance from the University of Colorado. Mr. DiGiandomenico’ s extensive financial and investment banking expertise, general business acumen and significant executive leadership experience position him well to make valuable contributions to our board of directors.
James U. Bowie, PhD. Dr. Bowie has served as a director of the Company since its inception in April 2019. Dr. Bowie has been on the faculty in the Department of Chemistry and Biochemistry at the University of California, Los Angeles since 1993 and served as Associate Director of the UCLA-DOE Institute from 2002 to June 2019 and Vice Chair from 2012 through June 2019. He became Professor Emeritus in June 2021. Dr. Bowie served on the Editorial Boards of four academic journals, organized many international meetings and served on numerous national and international scientific committees, including service as President of the Protein Society from 2013 to 2015. Dr. Bowie obtained a B.A. with Distinction in Chemistry from Carleton College in 1981, a Ph.D. in Biochemistry from the Massachusetts Institute of Technology in 1989 and did postdoctoral work at the University of California, Los Angeles from 1989 to 1993. His work has been cited over 29,000 times and has been recognized with many awards, including being named Fellow of the Biophysical Society and Fellow of the American Association for the Advancement of Science. Throughout his career, Dr. Bowie’s work has focused on issues related to protein and enzyme structure. He holds patents on drug screening technology, methods for protein structure prediction, and for enzyme system design. The Board believes that Dr. Bowie’s intimate knowledge of eXoZymes’s foundational enzyme technology will be highly valuable to our Board’s deliberations and oversight of Company strategies.
James J. Lalonde. Dr. Lalonde has served as an independent director of the Company since April 1, 2024. Dr. Lalonde is a recognized leader in the field of synthetic biology and serves as an Scientific Advisor for several private start-up enterprises and since August 2023 has been the Chairman of the Board at Willow Biosciences Inc. He previously served as Lead, Microbial Digital Genome Engineering Business with Inscripta Inc. from September 2019 to August 2021, a global leader in genome engineering technology, as Lead of its Microbial Digital Genome Engineering Business. Prior to that, from 2004 to 2019 Dr. Lalonde was Senior Vice President of R&D at Codexis, Inc., a leader in protein engineering. In his nearly 15 years at Codexis he oversaw development of more than 50 enzymes for drug manufacturing, nutrition, biotherapeutics, and molecular diagnostics. He also led development of the company’s pioneering CodeEvolver® protein engineering technology which was licensed to major pharmaceutical companies. Prior to Codexis, Dr. Lalonde held leadership roles in biocatalysis and chemical development at Altus Biologics from 1993 to 2004 and in scientific research from 1989 to 1993 at Vista Chemical Company. He holds a bachelor’s degree in chemistry from Lakehead University (1983) and a Ph.D. in organic chemistry from Texas A&M University (1987). He was a recipient of the US Presidential Green Chemistry Awards twice and was elected to the Academy of Distinguished Alumni at Texas A&M in 2022. The Board believes that Dr. Lalonde’s extensive scientific background, which includes experience of synthetic biology, genome engineering and protein engineering, and his participation in start up enterprise management, qualifies him to be a member of our Board.
Lon Edward Bell, PhD. Effective April 1, 2024 Dr. Bell joined the Board of Directors of the Company as an independent board member. Dr. Bell founded DTP Thermoelectrics LLC in 2021 and serves as its CEO. The company is focused on commercializing a new generation of solid-state heating, cooling and temperature control systems. Dr. Bell served as a board member from 2013 to 2016 and since 2017 has served as Chairman of CDTi Advanced Materials, Inc., a publicly traded company (CDTI: Pink Sheet). Dr Bell helped guide CDTI through a pivot to become an emerging developer of catalytic coating systems for the chemical reforming industry serving the emerging hydrogen economy and hydrocarbon sequestering industries. Since 2008 Dr. Bell has served as a member of the advisory board for the California Institute of Technology’s Department of Mechanical and Civil Engineering, serving as the Chair from 2015 to 2022. Dr Bell’s notable prior experiences include the founding of Amerigon (now Gentherm Incorporated, NASDAQ: THRM) in 1991, which has become a major supplier of solid-state thermal management systems to the automotive industry. Previously he founded Technar, Incorporated, in 1968, a pioneering supplier of automotive crash sensors to the automobile industry. He guided the company from its inception to its sale to TRW in 1991. Throughout his career, Dr. Bell has been granted over 100 patents for his inventions. Five clusters of his inventions have gone into mass production and achieved a significant share of their target markets. Dr. Bell has a bachelor’s degree in mathematics (1962), master’s degree in rocket propulsion (1963), and PhD in mechanical engineering (1968), from the California Institute of Technology. The Board believes that Dr. Bell’s educational attainments, management and leadership experience, entrepreneurial understanding and service on boards of other public companies, qualifies him to serve as a member of our Board.

Edgardo Rayo has been employed by MDB Capital, S.A, since 2013, which is an affiliated company of MDB Capital Holdings, LLC. Mr. Rayo also is a registered representative of MDB Capital, a registered broker-dealer, subsidiary of MDB Capital Holdings, LLC. Mr. Rayo, at MDB Capital, S.A., currently serves as the Director of Investment Analysis. In this role, Mr. Rayo leads the MDB Capital’s investment analysis efforts at MDB Capital, providing strategic insights that inform investment decisions and helping to drive MDB Capital’s capital-raising initiatives. Under this role, he has collaborated with a diverse array of companies across sectors such as biotechnology, medical devices, and renewable energy. Prior to joining MDB Capital, Mr. Rayo was employed at Banpro, a commercial bank, where he managed a portfolio of fixed income securities. Mr. Rayo earned a bachelor’s degree in business administration with a concentration in Finance and Economics from the Latin American campus of Ave Maria University and is a CFA Charterholder. The Board believes that Mr. Rayo’s background in investment banking, strategic business assessment and business analysis qualifies him to serve as a member of the Board.
Required Vote
For the election of directors, the six nominees receiving the most “FOR” votes from the holders of the shares of common stock present or represented by proxy and entitled to vote on the election of directors, will be elected. Only votes “FOR” will affect the outcome.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Act, our shareholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Please read the “Executive Compensation” section below of this proxy statement for additional details about our executive compensation program.
We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as the “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our shareholders. The say-on-pay vote is advisory, and therefore not binding on the Company or the Board. However, the Board values the opinion of our shareholders, and the Board will consider our shareholders’ concerns and the results of this vote in making determinations in the future regarding executive compensation arrangements.
Required Vote
Approval of this proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS.

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
In addition to providing our shareholders with the opportunity to cast an advisory vote on executive compensation, in accordance with the requirements of Schedule 14A of the Exchange Act and the related rules of the SEC, a resolution will be presented at the Company’s Annual Meeting of shareholders to enable our shareholders to recommend, on a discretionary and non-binding basis, whether a non-binding shareholder vote on executive compensation should occur every one, two or three years.
The proxy card, the Internet and the telephone proxy submission procedures each provide shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining). In voting on this resolution, shareholders are not voting whether to approve or disapprove the recommendation of our Board.
After careful consideration, the Board believes that a frequency of every THREE years for the advisory vote on executive compensation is the optimal interval for conducting a say-on-pay vote.
Although this advisory vote on the frequency of the say-on-pay vote is non-binding, the Board expects to take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.
Required Vote
Generally, the affirmative vote of the holders of a majority of the votes by the holders of the shares of common stock is required to approve matters presented to the shareholders. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the shareholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE PROPOSAL, ON AN ADVISORY BASIS,
APPROVING THE FREQUENCY OF “THREE YEARS” FOR HOLDING
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION SHAREHOLDERS VOTE.

PROPOSAL 4
APPROVAL OF THE 2025 PERFORMANCE EQUITY PLAN OF THE COMPANY
On June 18, 2025, the Board approved the 2025 Equity Incentive Plan (the “2025 Plan”), which permits the Board to grant awards of up to 1,250,000 shares of common stock, subject to and effective upon shareholder approval. The 2025 Plan provides for the grant of awards to our employees, consultants and directors. If the 2025 Plan is not approved, it may not be continued as an equity plan by the Board because of the Nasdaq listing requirements.
Summary of the 2025 Equity Incentive Plan
Below is a summary of the key terms of the 2025 Plan, which is qualified in its entirety by reference to the text of the 2025 Plan, a copy of which is attached to this proxy statement as Schedule A.
Purpose. The purpose of the 2025 Plan is to better secure and retain the services of a select group of persons, to provide incentives for those persons to exert maximum efforts for the success of the Company, and to provide a means by which those persons have an opportunity to benefit from increases in the value of the Company’s common stock through the granting of equity awards.
Types of Awards. The 2025 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-qualified stock options, stock appreciation rights (“SARs”), restricted stock awards and restricted stock unit awards and other equity linked awards.
Administration. The 2025 Plan will be administered by the Board or a committee of the Board (the “Committee”), which may in turn delegate certain administrative authority to one or more of our executive officers. If Plan administration is delegated to a Committee, the Committee will have, in connection with Plan administration, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject to such resolutions, not inconsistent with the provisions of the 2025 Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer this Plan with the Committee and may, at any time, vest in the Board some or all of the powers previously delegated.
Stock Reserved Under the Stock Plan. The aggregate number of shares of common stock that may be issued pursuant to equity awards granted under the 2025 Plan may not exceed 1,250,000 shares. If an equity award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the award receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of common stock that may be issued pursuant to this Plan.
Eligibility. Incentive stock options may be granted only to employees of the Company, or the Company’s “parent corporation” or “subsidiary corporation” (as such terms are defined in Sections 424(e) and (f) of the Code). Equity awards other than incentive stock options may be granted to employees, directors and consultants and others that provide services to the Company; provided, that non-qualified stock options and SARs may not be granted to employees, directors and consultants who are providing continuous service only to any “parent” of the Company unless the stock underlying such award is treated as “service recipient stock” under Section 409A of the Code because the equity award is granted pursuant to a corporate transaction (such as a spin off transaction) or unless the equity award complies with the distribution requirements of Section 409A of the Code.
Stock Options. Each stock option granted under the 2025 Plan shall be evidenced by a written stock option agreement between the optionee and the Company and shall be subject to the following conditions:
Term. An option may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement. A person holding stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Shareholder”) may not be granted an incentive stock option unless the option is not exercisable after the expiration of 5 years from the date of grant.
Exercise Price. Generally, the exercise price of an option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. A 10% Shareholder may not be granted an incentive stock option unless the exercise price of such option is at least 110% of the fair market value of the Company’s common stock on the date of grant.
Form of Consideration. The consideration to be paid for the shares of common stock issued upon exercise of an option shall be (i) cash; (ii) if permitted by the terms of the agreement, by delivery to the Company of shares of common stock held by the optionee; (iii) if permitted by the terms of the agreement, by having shares withheld from the amount of shares of common stock to be received by the optionee (for nonqualified stock options only); (iv) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that results in either the receipt of cash or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; or (v) if permitted by the terms of the agreement, according to a deferred payment or similar arrangement with the option holder; or (vi) in any other form of legal consideration acceptable to the Board or Committee.
Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined at the time of grant by the Board or Committee. The 2025 Plan permits the Board or Committee to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise and by tendering full payment of the exercise price.
Termination of Employment. In the event of termination of employment, the option may be exercised as provided in the stock option agreement for a period after the end of employment. In certain circumstances, such as death, disability or normal retirement, the 2025 Plan specifies an exercise after the termination of employment.
Rights as a Shareholder. An optionee has no rights as a shareholder with respect to any shares of common stock issuable upon exercise of an option until such holder becomes a record holder of such shares. Subject to the provisions of the 2025 Plan, no rights shall accrue to an optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the common stock for which the record date is prior to the date such optionee becomes a record holder of the shares of common stock issuable upon exercise of such options.
Assignability. An option is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the optionee only by the optionee; provided, that the Board or Committee may permit the transfer of an option to such extent as permitted by applicable tax and securities laws upon the optionee’s request.
Stock Appreciation Rights. Each stock appreciation right (“SAR”) granted under the 2025 Plan shall be evidenced by a written stock appreciation right agreement between the holder and the Company and shall be subject to the following conditions:
Term. An SAR may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement.
Exercise Price. The exercise price of a SAR may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Each SAR will be denominated in shares of common stock equivalents.
Exercise and Payment. To exercise A SAR, the holder must provide written notice of exercise in compliance with the provisions of the stock appreciation right agreement. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate fair market value of a number of shares of common stock equal to the number of common stock equivalents in which the holder is vested, over (B) the exercise price that will be determined by the Board or Committee at the time of grant. The appreciation distribution in respect to a SAR may be paid in common stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board or Committee.
Termination of Employment. In the event of termination of employment, the SAR may be exercised as provided in the stock appreciation right agreement for a period after the end of employment. In certain circumstances, such as death, disability or normal retirement, the 2025 Plan specifies an exercise after the termination of employment.
Assignability. An SAR is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the holder only by the holder; provided, that the Board or Committee may permit the transfer of a SAR to such extent as permitted by applicable tax and securities laws upon the holder’s request.

Restricted Stock Awards. The 2025 Plan provides that the Board or Committee may award grants of restricted stock on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2025 Plan, as may be determined by the Board or Committee. Each restricted stock award granted under the 2025 Plan shall be evidenced by a written restricted stock award agreement between the holder and the Company and shall be subject to the following conditions:
Consideration. A restricted stock award may be awarded in consideration for (i) cash or cash equivalents, (ii) past or future services actually or to be rendered to the Company, or (iii) any other form of legal consideration that may be acceptable to the Board or Committee.
Vesting. Shares of common stock awarded under a restricted stock award agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board or Committee.
Termination of Holder’s Continuous Service. If a holder’s Continuous Service (as that term is defined in the 2025 Plan) terminates, the Company may receive, through a forfeiture condition or a repurchase right, any or all of the shares of common stock held by the holder that have not vested as of the date of termination of Continuous Service under the terms of the restricted stock award agreement.
Transferability. Rights to acquire shares of common stock under a restricted stock award agreement will be transferable by the holder only upon such terms and conditions as set forth in the restricted stock award agreement, so long as the common stock awarded remains subject to the terms of the restricted stock award agreement.
Dividends. A restricted stock award agreement may provide that any dividends paid on the shares of common stock subject to a restricted stock award will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the restricted stock award to which they relate.
Restricted Stock Unit Awards. The 2025 Plan provides that the Board or Committee may award grants of restricted stock units on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2025 Plan, as may be determined by the Board or Committee. Each restricted stock unit award granted under the 2025 Plan shall be evidenced by a written restricted stock unit award agreement between the holder and the Company and shall be subject to the following conditions:
Consideration. At the time of grant, the Board or Committee will determine the consideration to be paid by the holder upon delivery of each share of common stock subject to the restricted stock unit award. The consideration to be paid (if any) by the holder for each share of common stock may be paid in any form of legal consideration that may be acceptable to the Board or Committee.
Vesting. At the time of the grant, the Board or Committee may impose such restrictions or conditions to the vesting of the restricted stock unit award as it deems appropriate.
Payment. A restricted stock unit award may be settled by the delivery of shares of common stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board or Committee and contained in the restricted stock unit award agreement.
Additional Restrictions. The Board or Committee may impose such restrictions or conditions that delay the delivery of the shares of common stock (or their cash equivalent) subject to a restricted stock unit award to a time after the vesting of the award.
Dividend Equivalents. Dividend equivalents may be credited in respect of shares of common stock covered by a restricted stock unit award, as determined by the Board or Committee and contained in the restricted stock unit award agreement. At the discretion of the Board or Committee, such dividend equivalents may be converted into additional shares of common stock covered by the restricted stock unit award in such manner as determined by the Board or Committee. Any additional shares covered by the restricted stock unit award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying restricted stock unit award agreement to which they relate.
Termination of Holder’s Continuous Service. Except as otherwise provided in the applicable restricted stock unit award agreement, the portion of the restricted stock unit award that has not vested will be forfeited upon the holder’s termination of Continuous Service.
Performance Based Awards. The Board or Committee may grant equity awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code (“Performance-based Awards”). Performance-based

Awards will be denominated at the time of grant in common stock (“Stock Performance Awards”). Payment under a Stock Performance Award shall be made at the discretion of the Board or Committee, in common stock (“Performance Shares”), or in cash or in a combination thereof. Performance-based Awards shall be subject to the following terms and conditions:
(i)	The Board or Committee shall determine the period of time for which a Performance-based Award is made (the “Award Period”);
(ii)
The Board or Committee shall establish objectives (“Performance Goals”) that must be meet by the Company or any subsidiary, division or other unit of the Company (“Business Unit”) during the Award Period as a condition to payment being made under the Performance-based Award. The Performance Goals for each award shall be one or more targeted levels of performances with respects to one or more objective financial measures with respect to the Company or any Business Unit. The Board or Committee will also establish the number Performance Shares or the amount of cash payment to be made under a Performance-based Award if the Performance Goals are met or exceeded. The Board or Committee may establish other restrictions to payment under a Performance-based Award, such as a continued employment requirement. Some or all of the Performance Shares may be delivered to the holder at the time the award as restricted shares, subject to forfeiture in whole or in part if Performance Goals or if applicable other restrictions are not satisfied.

(iii)
During or after an Award Period, the performance of the Company or the Business Unit shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-based Award. If the Performance Goals are met or exceeded, the Board or Committee shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-based Award.

(iv)	No participant may receive in any fiscal year Stock Performance Awards under which the aggregate amount payable under the award exceeds the equivalent of 100,000 shares of common stock.
(v)
Each participant who receives Performance Shares shall pay to the Company the amount necessary to satisfy any applicable federal, state and local tax withholding requirements. If the Participant fails to pay the required amount, the Company may withhold that amount from other amounts payable to the participant, including salary subject to applicable law. With the consent of the Board or Committee, a participant may satisfy this obligation by instructing the Company to withhold from any shares to be received or by delivering to the Company other shares of common stock.

(vi)
The payment of a Performance-based Award in cash shall not reduce the number of shares of common stock reserved for awards under the 2025 Plan. The number of shares of common stock reserved for awards under the 2025 Plan shall be reduced by the number of shares delivered to the participant upon payment of an award, less the number of shares delivered or withheld to satisfy any withholding obligations.

Adjustment upon Changes in Capitalization. If a change in the number or kind of issued shares occurs as a result of a stock split, reverse stock split, reclassification or certain types of mergers, consolidations, combinations, exchanges of shares or similar restructurings of our capital, the Board or Committee will proportionately adjust: (i) the class(es) and maximum number of securities subject to this Plan, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options, and (iii) the class(es) and number of securities and price per share of stock subject to outstanding equity awards.
Dissolution or Liquidation. Except as otherwise provided in a stock award agreement, in the event of a dissolution or liquidation of the Company, all outstanding equity awards (other than equity awards consisting of vested and outstanding shares of common stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of common stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, that the Board or Committee may cause some or all equity awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture before the dissolution or liquidation is completed but contingent on its completion.
Change in Control. An equity award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as that term is defined in the 2025 Plan) as may be provided in a stock award agreement or in any other written agreement between the Company and the holder, but in the absence of such provision, no such acceleration will occur.

Suspension or Termination of the 2025 Plan. The Board or Committee may suspend or terminate the 2025 Plan at any time. Unless sooner terminated by the Board or Committee, the 2025 Plan will automatically terminate on June 16, 2035, the tenth anniversary of the date the 2025 Plan was adopted by the Board. No equity awards may be granted under the 2025 Plan while the 2025 Plan is suspended or after it is terminated.
New Plan Benefits
The amount, if any, of grants to be awarded to officers, directors, employees and consultants under the 2025 Plan in the future will be determined in the discretion of the our Board and is not currently determinable.
Required Vote
The ratification of the 2025 Performance Equity Plan requires the affirmative vote of a majority of the shares of common stock present or present by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” APPROVAL OF THE 2021 PLAN.

PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed RBSM LLP, independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2025. During our year ended December 31, 2024, RBSM LLP served as our independent registered public accounting firm.
At the Annual Meeting, our shareholders are being asked to ratify the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our audit committee is submitting the appointment of RBSM LLP to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the shareholders do not ratify this appointment, the audit committee will reconsider whether or not to retain RBSM LLP. Notwithstanding the appointment of RBSM LLP and even if our shareholders ratify the appointment, our audit committee, in its discretion, the Board may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of the Company and our shareholders. Representatives of RBSM LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they desire, but will not be available to respond to appropriate questions from our shareholders.
If our shareholders do not ratify the appointment of RBSM LLP, our Board may reconsider the appointment.
Principal Accounting Fees and Services
During the years ended December 31, 2024 and 2023, RBSM, LLP was the Company’s independent registered public accounting firm.
The following table sets forth fees billed to us by our independent registered public accounting firm:

	2024	2023
Audit fees(1)	$145,000	125,000
Audit-related fees(2)	—	—
Tax fees	—	—
Total principal accountant fees and services	$145,000	125,000

(1)
Audit fees consisted primarily of fees for the audit of our annual financial statements and reviews of the financial statements included in our registration statement for our initial public offering, and quarterly reports and current reports.

(2)
Audit-related fees consist of fees billed for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit fees.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The audit committee charter requires our audit committee to pre-approve all audit and permissible non-audit services and related engagement fees and terms for services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible).
Required Vote
The ratification of the appointment of RBSM LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP.

REPORT OF THE AUDIT COMMITTEE
Our audit committee currently consists of Lon Bell, James Bowie and James Lalonde, all of whom are independent directors. Lon Bell is the chair of our audit committee. At the time of this report, issued in connection with the filing of the Company’s annual report on Form 10-K, the audit committee consisted of Lon Bell, James Bowie and James Lalonde.
Our audit committee is a committee of our Board comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. Our audit committee operates under a written charter approved by the Board, which is available on the Company’s website at https://exozymes.com/investor#governance. The composition of our audit committee, the attributes of its members and the responsibilities of our audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Our audit committee reviews and assesses the adequacy of its charter and our audit committee’s performance on an annual basis.
Our audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management. Our audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC. Our audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, our audit committee recommended to our Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
Respectfully submitted by the members of the audit committee of our Board:
Lon Bell (Chair)
James Bowie
James Lalonde
This report of our audit committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference herein.

EXECUTIVE COMPENSATION
Executive Compensation
This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer and our next two most highly compensated executive officers in respect of their service to our company during the years ended December 31, 2023, and 2024. The amounts indicated for the year ending December 31, 2024, do not include any amounts that may be awarded in 2025 as bonus compensation. We refer to these individuals as our named executive officers. The compensation information disclosed herein for our three named executive officers is disclosed in accordance with SEC requirements; such disclosure does not include the compensation for our other executive officers. Our named executive officers for the years ended December 31, 2023 and 2024 respectively, are:

Name	Year	Salary ($)	Bonus(1) ($)	Stock Awards ($)	Options Awards ($)	RSU Awards ($)	Nonequity Incentive Plan Compensa-tion ($)	Nonqualified Deferred Compensa-tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
Mohammad Hayat, Chairman and CEO(2)	2024	$—	$—	$—	$152,078	$—	$—	$—	$—	$152,078
	2023	$—	$—	$—	$152,078	$125,318	$—	$—	$—	$277,396
Michael Heltzen, President and CEO	2024	231,250	40,000	—	110,028	—	—	—	—	381,278
	2023	50,313	—	—	—	—	—	—	—	50,313
Tyler Korman, VP of Research	2024	191,220	54,450	—	20,279	—	—	—	—	265,949
	2023	165,000	—	—	20,276	75,191	—	—	—	260,467
Paul Opgenorth, VP of Product Development	2024	190,000	52,800	—	19,011	—	—	—	—	261,811
	2023	160,000	—	—	19,009	72,683	—	—	—	251,692
Fouad Nawaz, VP of Finance	2024	168,750	15,000	—	29,340	—	—	—	—	213,090
	2023	40,625	—	—	—	—	—	—	—	40,625

(1)	The “Bonus” column represents discretionary bonuses earned pursuant to our annual incentive bonus program.
(2)
Mr. Hayat ceased being the CEO on February 1, 2024, and became the Chairman and President commencing February 1, 2024, upon the appointment of Michael Heltzen as the CEO on February 1, 2024. Mr. Hayat resigned as Chairman and President as of February 17, 2025.

Mr. Heltzen is employed at an annual salary of $250,000 and is entitled to a cash bonus of up to 100% of the then annual base salary. He has been granted two options, one for 311,636 shares and an incentive option for 22,097, both of which vest over a five-year period.

Options Exercisable as of December 31, 2024

		Option Awards(1)			Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise (#) Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Vested (#)	Market Value of Shares or Units That Have Vested ($)
Mohammad Hayat, Chairman and CEO (3)	2/1/2021	244,115	67,521	2.44	1/31/2028		$—
	7/19/2021	—	—	2.44	7/17/2031	82,118	200,368
	3/28/2022	—	—	2.44	3/25/2032	102,647	250,457
	5/1/2023	—	—	3.31	4/28/2033	37,747	125,318

Michael Heltzen, President and CEO	11/1/2023	33,241	122,577	3.31	8/31/2031		$—
	2/1/2024	—	155,818	3.31	1/31/2032
	4/12/2024	—	22,097	8.00	3/31/2031
Tyler Korman, VP of Research	2/1/2021	32,549	9,003	2.44	1/31/2028	—	—
	3/28/2022	—	—	2.44	3/25/2032	56,456	137,753
	5/1/2023	—	—	3.31	4/28/2033	22,648	75,191
Paul Opgenorth, VP of Product Development	2/1/2021	30,515	8,440	2.44	1/31/2028	—	—
	3/28/2022	—	—	2.44	3/25/2032	52,720	128,636
	5/1/2023	—	—	3.31	4/28/2033	21,893	72,683

Fouad Nawaz, VP of Finance	11/1/2023	8,864	32,688	3.31	8/31/2031	—	—
	6/1/2024	—	20,776	8.00	3/31/2031	—	—

(1)	Each equity award is subject to the terms of our 2020 Equity Incentive Plan.
(2)	All RSU are fully vested and remain outstanding.
(3)
Mr. Hayat ceased being the CEO on February 1, 2024, and became the Chairman and President commencing February 1, 2024, upon the appointment of Michael Heltzen as the CEO on February 1, 2024. Mr. Hayat resigned as Chairman and President as of February 17, 2025.

Equity Compensation
From time to time, in addition to the cash compensation, we grant equity based awards to our named executive officers, which are generally subject to vesting based on each of our named executive officer’s continued service with us. (See table of exercisable options above.)
Executive Employment Arrangements
Michael Heltzen, our Chief Executive Officer, is employed under an employment agreement, on an at-will basis. Mr. Heltzen is paid an annual base salary of $250,000 and will be paid an annual bonus of up to 100% the amount of the then base salary. One third of the bonus is fully discretionary as determined by the board of directors and the balance is subject to meeting key performance indicators based on the overall performance of the Company and personal performance as determined annually by the board of directors in consultation with Mr. Heltzen. In addition, Mr. Heltzen initially was granted at the time of his initial employment an option to acquire up to 311,636 shares of common stock that vests over a five-year period, based on his continued employment with the Company as of the applicable vesting date, and on April 12, 2024 was granted a separate incentive option to acquire up to 22,097 shares of common stock which vest over a five year period, based on his continued employment with the Company as of the applicable vesting date. Mr. Heltzen, and his family, will be entitled to participate in all of the Company’s executive benefit plans that may be established from time to time, including, without limitation, any 401(k) and cafeteria plans, health, hospitalization, medical insurance, dental and disability programs. Mr. Heltzen will be reimbursed for ordinary business expenses. The employment can be terminated for cause, which is defined in the employment agreement, but if it is not terminated for cause, then the Company will pay a severance equal to nine months base salary and reimbursement for COBRA payments. The agreement provides for typical indemnification for acts undertaken for the Company during the employment period.

On June 17, 2025, the Company increased the compensation to be provided to Mr. Heltzen as follows: (i) the Company increased Mr. Heltzen’s base salary to an annualized rate equal to $450,000 in the aggregate, (ii) the Company agreed to grant Mr. Heltzen options (the “Options”) to purchase 235,817 shares of common stock, at an exercise price equal to $12.40 per share, and (iii) the Company agreed to pay Michael Heltzen a one-time bonus equal to $250,000.00 in the aggregate. The option grant provides that it vest over a four year period, in equal quarterly installments at the end of each calendar quarter, and the Options will commence vesting on July 1, 2025, and expires June 29, 2032.
2020 Equity Incentive Plan
The Company adopted an equity incentive award plan, the 2020 Equity Incentive Award Plan, that permits it to grant directors, officers, employees and others that contribute to the success of the Company stock options, restricted stock, restricted share units, deferred stock and other equity-based awards. The ultimate value of these various awards is dependent on increases in our share of Common Stock price. Awards are granted to provide the holder of an award with a personal financial interest in our long-term success, encourage retention through vesting provisions and enable us to compete for the services of employees in an extremely competitive market and industry. Objectives of the long-term incentive portion of our compensation package includes aligning the personal and financial interests of management and other employees with shareholder interests; balancing short-term decision-making with a focus on improving shareholder value over the long-term; and providing a means to attract, reward and retain a skilled management team.
The 2020 Equity Incentive Award Plan provides for award grants of up to 2,497,008 shares of Common Stock. As of December 31, 2024, there were 7,541 shares converted and there were 2,172,445 shares of Common Stock committed under awards subject to the plan. Shareholder approval is required for the plan to comply with certain IRS and Nasdaq requirements. Both the board of directors and shareholders have approved the plan.
The board of directors may grant awards under the plan for up to ten years from the date of plan adoption. The board of directors or a committee thereof will determine the form of award and its terms, such as the vesting period, the exercise period, any vesting criteria that might include performance goals and termination provisions. Typically, termination will be as a result of retirement, disability and the end of employment. Awards may not be issued at less than the fair market value of a share of Common Stock at the time of award. Although awards are typically exercised for a cash payment, the board of directors or applicable committee may issue the awards on a net exercise, or cashless, basis. Management makes recommendations to the board of directors or committee about the form of the award, the amount of the award levels and its terms. Management monitors overhang (a measure of potential earnings dilution from stock awards) as well as run rate (the rate at which stock awards are being awarded from our equity plans) when making recommendations to the board of directors or applicable committee regarding plan awards.
Outstanding Equity Awards Under 2020 Plan as of December 31, 2024
The Company has issued RSU’s to employees for an aggregate of 424,656 shares of common stock. As of December 31, 2024 all outstanding RSU’s have vested and will convert to shares of common stock at the expiration of the lockup agreement on November 11, 2025.
The Company has issued Options to its key employees for an aggregate of 1,747,789 shares of common stock. These awards were issued pursuant to the eXoZymes’ 2020 Equity Incentive Plan (the “2020 Plan”). These awards generally vest on a monthly or quarterly basis. Certain employees have a one year cliff vesting for their first year of vesting. The vesting for the balance of the cliff vesting is over 5 years with a contract life of 7 years.
Policy on Granting Equity Awards
Grants of awards under the 2020 Plan are made from time to time at the discretion of the Compensation Committee and the Board of Directors, and not on a predetermined schedule. The action to make a grant of an award takes into consideration whether or not the recipient is in possession or likely to be in possession of material non-public information when determining the timing and terms of an award under the 2020 Plan. The grant of an award is not timed to affect the value of executive compensation.
During 2024, during the period after the initial public offering of the Company on November 11, 2024, the Company did not grant any awards to named executive officers that would require tabular disclosure pursuant to Regulation S-X.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS
The following table sets forth information regarding the beneficial ownership of our Common Stock by:
•	each shareholder of our Common Stock who is known by us to beneficially own 5% or more of our Common Stock;
•	each of our executive officers;
•	each of the members of the board of directors; and
•	all of the members of the board of directors and current executive officers as a group.
Beneficial ownership is determined based on the rules and regulations of the SEC as defined in Rule 13d-3 of the Exchange Act. A person has beneficial ownership of a share of Common Stock if such individual has the power to vote and/or dispose of the shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares that are subject to options or warrants held by that person and exercisable as of, or within 60 days of, the initial closing are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as may be indicated in the footnotes to this table and pursuant to applicable community property laws, each person named in the table has sole voting and dispositive power with respect to the number of shares of Common Stock set forth opposite that person’s name. Unless indicated below, the address of each individual listed below is c/o eXoZymes Inc., 750 Royal Oaks Drive, Suite 106, Monrovia, CA 91016.
Applicable percentage ownership in the following table is based on 8,367,810 shares of Common Stock issued and outstanding as of June 9, 2025.

	Common Stock
Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Directors
Christopher A. Marlett(3)	4,158,933	48.28%
Anthony DiGiandomenico(3)	4,158,933	48.28%
James U Bowie(4)	600,417	7.14%
Edgardo Rayo(5)	77,909	0.91%
James J. Lalonde	18,871	0.22%
Lon Edward Bell	12,119	0.14%

Executive Officers who are not Directors
Michael Heltzen(6)	101,243	1.14%
Fouad Nawaz(7)	22.187	0.25%
Tyler Korman(8)	761,303	9.04%
Paul Opgenorth(9)	677,255	8.04%

Executive Officers and Directors as a Group (10 Persons)	6,430,237	72.41%

Five Percent Ownership

MDB Capital Holdings, LLC(11)	4,136,426	48.14%

*	Less than 0.1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Based on a total of 8,387,250 shares of Common Stock issued and outstanding as of June 9, 2025.
(3)
Includes (i) 3,931,133 issued and outstanding shares of Common Stock, (ii) 205,293 shares of Common Stock underlying a previously issued warrant, all of which 4,136,426 shares of Common Stock are held by MDB Capital Holdings, LLC over which the individual has voting and dispositive authority, and also includes (iii) 22,507 shares subject to currently exercisable options.

(4)	Includes 577,910 issued and outstanding shares and 22,507 shares subject to currently exercisable options and excludes 3,463 shares subject to options that vest in the future.
(5)	Includes 77,909 issued and outstanding shares of Common Stock.
(6)	Includes 85,700 shares subject to currently exercisable options and 468,307 shares subject to options that vest in the future.
(7)	Includes (i) 3,489 issued and outstanding shares of Common Stock, (ii) includes 18,698 shares subject to currently exercisable options and 43,630 shares subject to options that vest in the future.
(8)
Includes 725,291 issued and outstanding shares and 36,012 shares subject to currently exercisable options. Excludes 79,104 shares subject to restricted stock units that vest in the future and 5,540 shares subject to options that vest in the future.

(9)
Includes (i) 640,504 issued and outstanding shares, (ii) 33,761 shares subject to currently exercisable options. Excludes 74,613 shares subject to restricted stock units that vest in the future and 5,194 shares subject to options that vest in the future.

(10)	See footnotes 4 - 10 above.
(11)
Includes (i) 3,931,133 issued and outstanding shares of Common Stock held, (ii) and (iii) 205,293 shares of Common Stock underlying a previously issued warrant, all of which 4,136,426 shares of Common Stock are held by MDB Capital Holdings, LLC. Messrs. Christopher A. Marlett and Anthony DiGiandomenico have the voting and dispositive authority over the shares of Common Stock of the Company. The address of MDB Capital Holdings, LLC, and the business address of Messrs. Marlett and DiGiandomenico is 14135 Midway Road, Suite G-150, Addison, TX 75001.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction
As of November 11, 2024, MDB Capital Holdings, LLC had advanced $4,386,588 to the Company. The advances included amounts paid on behalf of the Company and loans for operations. The loans for operations were undocumented and totaled $4,136,968 as of November 11, 2024, and by intercompany agreement the principal bore interest at the rate of 5% per annum, compounded annually. The total interest amount owed as of November 11, 2024, was $91,968, and is included in the total loan amount of the $4,136,968. After completion of the initial public offering, from the proceeds thereof, the Company paid $4,243,002 in settlement of the outstanding obligation to MDB Capital Holdings, LLC. As of December 31, 2024, the Company has a payable to MDB Capital Holding LLC of $178,966. The balance is expected to be paid in 2025 and does not bear any interest.
General Policy for Evaluating Related Party Transactions
Related party transactions will be reviewed by the audit committee, generally under its authority to review situations that give rise to conflicts of interest, as set forth in the audit committee charter. The policy of the Company is to evaluate those situations where an individual’s private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. A common situation is one that involves a transaction between the Company and a party that is a director, officer or employee, or their respective related parties or affiliates or an entity under the control of those persons. The audit committee shall review the material facts of all related party transactions with the objective of determining to either approve or disapprove the Company entering into the transaction. The audit committee will review the relevant facts and circumstances of a related party transactions taking into account, among other factors, (i) whether the transaction was undertaken in the ordinary course of business of the Company, (ii) whether the related party transaction was initiated by the Company or the related party, (iii) whether the transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to the Company of, the related party transaction, (v) the approximate dollar value and the terms of the obligations involved in the related party transaction, (vi) the extent of the related party’s interest in the transaction, and (vii) any other information that would be material to investors in light of the circumstances of the particular transaction. Approval may be a standing approval for the same types of transactions, where it is warranted. The audit committee may also ratify related party transactions that have occurred, but related parties are encouraged to seek prior approval of a transaction so as not to face the situation of having to unwind or modify it.
Former Parent Corporation
MDB Capital Holdings, LLC, is the Company’s former parent company and the controlling shareholder, beneficially owning 48.25% of our shares of Common Stock as of the date of this report.
Messrs. Christopher Marlett, Anthony DiGiandomenico are majority shareholders and directors of MDB Capital Holdings LLC, and directors of the Company. Christopher Marlett holds the position of Chairman of the Board in the Company. In addition, Mr. Edgardo Rayo, a director of the Company, is an employee of an affiliate of MDB Capital Holdings LLC.

WHERE YOU CAN FIND MORE INFORMATION
We file electronically with the SEC annual, quarterly and current reports, proxy statements and other information. We make available on our website at www.mdb.com under “Investors”, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file the material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through the websites referred to above are not incorporated into, and are not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.
You should rely on the information contained in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. You should not assume that the information in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to shareholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single copy of the Proxy Statement, Annual Report on Form 10-K or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. This year, a number of brokers with account holders who are our shareholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the impacted shareholders. Once you have received notice from us (if you are a shareholder of record) or from your broker (if you are a beneficial owner) that we or they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, including the Notice, or if you currently receive multiple copies and would like to request householding of your communications, please notify your broker or us. Direct your written request to eXoZymes Inc, Attention: Attention: Corporate Secretary, 750 Royal Oaks Dr, Suite # 106, Monrovia, CA 91016 or by telephone at (747)-314-0839. In the event a shareholder that received multiple copies would like to receive only one copy for such shareholder’s household, such shareholder should contact their bank, broker, or other nominee record holder, or contact us at the above address or phone number.
ANNUAL REPORT
Fiscal Year 2024 Annual Report and SEC Filings
Our financial statements for our year ended December 31, 2024 are included in our Annual Report on Form 10-K. This Proxy Statement and our annual report are posted on our website at www.exozymes.com under “Investors” and then “SEC Filings” and also are available from the SEC at its website at www.sec.gov.
You may also obtain a copy of our annual report, without charge, by sending a written request to eXoZymes Inc, Attention: Corporate Secretary, 750 Royal Oaks Dr, Suite # 106, Monrovia, CA 91016.

SHAREHOLDER PROPOSALS FOR 2026
A shareholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than April 2, 2026. However, if the date of the Annual Meeting of shareholders in 2026 is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting. SEC rules set standards for eligibility and specify the types of shareholder proposals that may be excluded from a proxy statement. Shareholder proposals should be addressed to eXoZymes Inc, Attention: Corporate Secretary, 750 Royal Oaks Dr, Suite # 106, Monrovia, CA 91016.
If a shareholder wishes to propose a nomination of persons for election to our Board or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Shareholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the Board or (ii) by a shareholder who was a shareholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form, containing the information specified in our bylaws, to our Corporate Secretary at our principal executive offices of the shareholder’s intention to bring such business before the meeting.
In accordance with the advance notice procedure specified in our bylaws, for any shareholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a shareholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made. Accordingly, for shareholder proposals to be brought before the 2026 Annual Meeting, the required notice must be received by our corporate secretary at our principal executive offices not later than May 2, 2026 and no earlier than April 2, 2026. Shareholder proposals and the required notice should be addressed to eXoZymes Inc, Attention: Corporate Secretary, 750 Royal Oaks Dr, Suite # 106, Monrovia, CA 91016.
To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees in connection with our 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later 25 calendar days prior to the annual meeting.

OTHER MATTERS
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common shares they represent in accordance with their own judgment on such matters.
It is important that your shares of our common shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Michael Heltzen
Chief Executive Officer
Monrovia, CA
June 20, 2025

SCHEDULE A – FORM OF 2025 PERFORMANCE PLAN
Board of Directors Adopted: June 18, 2025
Shareholder Adopted __, 2025
Number of shares: 1,250,000 as of June 18, 2025
EXOZYMES INC.
2025 EQUITY INCENTIVE PLAN
1. Purpose. The purpose of this eXoZymes Inc. 2025 Equity Incentive Plan (the “Plan”) is to assist eXoZymes Inc., a Nevada corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.
2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.
(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.
(b) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.
(c) “Beneficiary” means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.
(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.
(e) “Board” means the Company’s Board of Directors.
(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) an act or acts of personal dishonesty, fraud, or embezzlement by the Participant, (ii) violation by the Participant of the Participant’s obligations under the Award Agreement, any proprietary rights and restrictive covenant agreement with the Company or a Related Entity, or any employment, consulting, or other similar agreement with the Company or a Related Entity, if any, which are demonstrably willful and deliberate on the Participant’s part and which are not remedied in a reasonable period of time after receipt of written notice from the Company, (iii) any willful or deliberate refusal to follow the requests or instructions of the Company’s Chief Executive Officer or of the Board, or (iv) the conviction of the Participant for any criminal act which is a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.
(g) “Change in Control” means a Change in Control as defined in Section 9 hereof.
(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
(i) “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board. If the Board does not designate the Committee, references herein to the “Committee” shall refer to the Board.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant, or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant, or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant, or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
(l) “Covered Employee” means the person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the four highest compensated officers (other than the chief executive officer) of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code. No person shall be considered a Covered Employee during the applicable reliance period under Treasury Regulation 1.162-27(f).
(m) “Director” means a non-Employee member of the Board or the board of directors of any Related Entity.
(n) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.
(o) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
(p) “Effective Date” means the date this Plan is first adopted by the Board.
(q) “Eligible Person” means each officer, Director, Employee, Consultant, and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.
(r) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
(t) “Fair Market Value” means the fair market value of Shares, Awards, or other property as determined in good faith by the Committee, or under procedures established by the Committee, and where applicable in accordance with the requirements of the Code, provided that, if the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the last reported sale price for Common Stock or, in case no such reported sale takes place on such date, the average of the closing bid and asked prices for the Common Stock for such date, in either case on the principal securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the arithmetic mean of the high and low prices, as quoted on the over-the-counter market or any comparable system, for the date in question, or, if the Common Stock is listed on a national stock exchange, the officially quoted closing price on such exchange on the date in question. If applicable, the Committee’s determination of Fair Market Value shall be conclusive for purposes of this Plan.
(u) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(v) “Independent” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading or otherwise quoted on the over-the-counter market, by the rules of the NASDAQ Stock Market.
(w) “Listing Market” means the over-the-counter market or any other national securities exchange on which any securities of the Company are listed for trading.
(x) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.
(y) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.
(z) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.
(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(bb) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.
(cc) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).
(dd) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.
(ee) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
(ff) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
(gg) “Related Entity” means any Parent or Subsidiary.
(hh) “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
(ii) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.
(jj) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.
(kk) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.
(ll) “Restriction Period” shall have the meaning ascribed to such term in Section 6(d) hereof.
(mm) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
(nn) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(oo) “Shares” means the shares of common stock of the Company, par value $0.000001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.
(pp) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.
(qq) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(rr) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.
3. Administration.
(a) Administration of the Plan. The Plan shall be administered by the Committee. Any action of the Committee shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The Committee may issue rules and regulations for administration of the Plan.
(b) Composition of Committee. To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are (i) Independent; (ii) a non-employee director within the meaning of Rule 16b-3 under the Exchange Act; and (iii) an outside director pursuant to Section 162(m) of the Code. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.
(c) Authority of the Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.
(d) Dodd-Frank Clawback. The Committee shall have full authority to implement any policies and procedures that it determines to be necessary or appropriate to comply with Section 10D of the Exchange Act and any rules promulgated thereunder, including without limitation, including in any Award Agreement, or amending any outstanding Award Agreement to include, language for the clawback (recapture) by the Company of any benefits under the Award Agreement that the Committee deems necessary or appropriate to comply with that statutory provision and those rules.
(e) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants, or any other agents assisting in the administration of the Plan.

Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
4. Shares Subject to Plan.
(a) Limitation on Overall Number of Shares Available for Delivery under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 1,250,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.
(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.
(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.
(i) If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award that could have been settled with Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for Awards under the Plan.
(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.
(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 100,000 shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the Effective Date.
5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (a) Options or Stock Appreciation Rights with respect to more than such number of Shares as may be determined from time to time by the Committee, or (b) Restricted Stock, Restricted Stock Units, Performance Shares, and/or Other Stock-Based Awards with respect to more than such number of Shares as may be determined from time to time by the Committee.
6. Specific Terms of Awards.
(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to

Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.
(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:
(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee; provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.
(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Committee, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including, without limitation, the withholding of Shares otherwise deliverable pursuant to the Award), other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.
(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:
(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and
(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the

Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.
(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:
(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.
(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.
(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.
(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:
(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.
(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.
(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:
(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.
(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.
(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred, or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).
(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements; provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.
(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be longer than 5 years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis, in each case in a manner that does not violate the requirements of Section 409A of the Code.
(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.
7. Certain Provisions Applicable to Awards.
(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.
(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or, in the case of an Incentive Stock Option, such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.
(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant and settlement of any Award, whether or not such Participant is subject to Section 16 of the Exchange Act, shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement or settlement of an Award does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).
(e) Code Section 409A.
(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.
(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:
(A) Payments under the Section 409A Plan may be made only upon (1) the Participant’s “separation from service”, (2) the date the Participant becomes “disabled”, (3) the Participant’s death, (4) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (5) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (6) the occurrence of an “unforeseeble emergency”;
(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;
(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).
For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.
(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest, or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.
8. Code Section 162(m) Provisions.
(a) Covered Employees. Unless otherwise determined by the Committee, the provisions of this Section 8 shall be applicable to any Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.
(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares, or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) net new members of the Company; (17) member retention and satisfaction; (18) strategic plan development and implementation, including turnaround plans; and/or (19) and/or the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, on account of (i) restructurings, discontinued operations, extraordinary items, (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, or (ii) a change in accounting standards required by generally accepted accounting principles.
(c) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no longer than 5 years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.
(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.
(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.
9. Change in Control. The Committee may, in its discretion, provide for vesting acceleration in connection with a Change in Control in any individual Award Agreement. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean:
(a) The acquisition by any Person (within the meaning of Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and including a “group” as defined in Section 13(d) thereof) of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (i) the value of the then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9, the following acquisitions shall not constitute or result in a Change in Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (E) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or
(b) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(c) Consummation of (i) a reorganization, merger, statutory share exchange, or consolidation or similar transaction involving (A) the Company or (B) any of its Subsidiaries, but in the case of this clause (B) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (i) being hereinafter referred to as a “Business Reorganization”), or (ii) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale, and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or
(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
10. General Provisions.
(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. Each Participant who receives an Award shall comply with any insider trading policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.
(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than (i) by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, or (ii) to a “family member” (as defined in Rule 701(c)(3) under the Securities Act) through gifts or domestic relations orders if permitted by the Committee. Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, or if such Award or right is transferred in accordance with this Section 10(b), by the transferee of such Award or right in accordance with the terms of such Award. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. Incentive Stock Options (and Stock Appreciation Rights in tandem therewith) shall be transferable only to the extent provided in Section 10(b)(i).
(c) Adjustments.
(i) Adjustments to Awards. Other than as provided in subsection (ii) below, in the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee may, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.
(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation, or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award immediately prior to applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash, or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.
(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.
(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to require the Participant to make cash payments to the Company in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. Each Participant shall be solely responsible for all of the tax consequences to the Participant of any Award issued under the Plan, including any consequences arising under Section 409A of the Code. The Company provides no guaranty or assurance concerning the tax consequences to the Participants of any Award issued under the Plan.
(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise provided in this Plan or in any Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.
(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s business, financial condition, results of operation, or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers, or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives, or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.
(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.
(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.
(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(j) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.
(l) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to and conditioned upon, approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

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EXOZYMES INC.

The Board of Directors recommends you vote FOR the following proposals 1 and 2:

Nominees:	**For**	**Against**	**Abstain**
1a. Christopher Marlett	☐	☐	☐
1b. Anthony DiGiandomenico	☐	☐	☐
1c. Edgardo Rayo	☐	☐	☐
1d. James Lalonde	☐	☐	☐
1e. James Bowie	☐	☐	☐
1f. Lon Bell	☐	☐	☐
2. Approve a non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year (commonly known as "say-on-pay");	☐	☐	☐

The Board of Directors recommends you vote on this proposal selecting 3 years:

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. Approve a non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers (commonly known as "say-on-frequency");	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals 4 and 5:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V76431-P35641

eXoZymes Inc.
ANNUAL MEETING OF SHAREHOLDERS
JULY 25, 2025 – 1:00 PM PST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Michael Heltzen and Fouad Nawaz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of eXoZymes Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM PST, on July 25, 2025, at www.virtualshareholdermeeting.com/EXOZ2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE